UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): October 17, 2003



                            EMCLAIRE FINANCIAL CORP.
                            ------------------------
             (Exact name of registrant as specified in its charter)


     Pennsylvania                    000-18464                25-1606091
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   (State or other                 (Commission               (IRS Employer
   jurisdiction of                 File Number)            Identification No.)
    incorporation)

                       612 Main Street, Emlenton, PA 16373
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (724) 867-2311


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                            EMCLAIRE FINANCIAL CORP.
                           CURRENT REPORT ON FORM 8-K


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit Number    Description
--------------    -----------
99.1              Press Release dated October 17, 2003, issued by Emclaire
                  Financial Corp.


ITEM 9. REGULATION FD DISCLOSURE (Results of Operations and Financial Condition)

On October 17, 2003, Emclaire Financial Corp. announced its results of operations for the quarter and nine months ended September 30, 2003. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety. The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



EMCLAIRE FINANCIAL CORP.




Date:  October 17, 2003                 BY:    /s/ David L. Cox
                                               ------------------------------
                                        Name:      David L. Cox
                                        Title:     Chief Executive Officer
                                                   President